UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2023

Tempo Automation Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39406 (Commission File Number)	92-1138525 (IRS Employer Identification No.)

2460 Alameda St., San Francisco, CA (Address of principal executive offices)	94103 (Zip Code)

(415) 320-1261
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TMPO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	TMPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment to Employment Agreement

On June 23, 2023, Tempo Automation, Inc. (the “Company”), a wholly owned subsidiary of Tempo Automation Holdings, Inc., entered into an amendment (the “Amendment”) to that certain employment letter agreement, dated April 15, 2021, by and between the Company and Ralph Richart (the “Employment Agreement”). The Amendment amends the Employment Agreement to provide that upon a termination of Mr. Richart’s employment by the Company without “cause” or due to his resignation for “good reason” (each as defined in the Employment Agreement) (a “qualifying termination”), in either case, within three months before or eighteen months after the closing of a “change in control” of the Company (as defined in the Tempo Automation Holdings, Inc. 2022 Incentive Award Plan, as may be amended from time to time), all unvested equity awards held by Mr. Richart at the time of such termination of employment, if any, will vest in full. Mr. Richart must execute an effective release of claims and continue to comply with any applicable restrictive covenants in order to receive the accelerated vesting described above.

The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Amendment to Employment Letter Agreement, dated as of June 23, 2023, by and between Tempo Automation, Inc. and Ralph Richart

104	Cover Page Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempo Automation Holdings, Inc.

Date: June 28, 2023	By:	/s/ Ryan Benton
	Name:	Ryan Benton
	Title:	Chief Financial Officer